LOGO: SCUDDER INVESTMENTS
Annual report to policy holders for the year ended December 31, 2001
Annual report
For policy holders of Scudder DestinationsSM Life
The Alger American Fund Credit Suisse Dreyfus Investment Portfolios The Dreyfus Socially Responsible Growth Fund, Inc. INVESCO VIF-Utilities Fund Scudder Variable Series I Scudder Variable Series II

This report must be preceded or accompanied by the current prospectus.

Scudder DestinationsSM Life is a modified single premium variable universal life insurance policy (under policy form series L-8387 and L-8388), issued by Kemper Investors Life Insurance Company, Long Grove, Ill. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder DestinationsSM Life may not be available in all states. The policy contains limitations. Policy forms may vary per state. Certain features may be subject to state variation.

Because additional premium is permitted under the policy or may be required to continue coverage in-force, some states do not consider Scudder DestinationsSM Life to be a single premium variable universal life insurance policy. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank or other financial institution. The policies are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The policy involves investment risk, including the possible loss of principal.

Symbols: NO BANK NO FDIC

Investment Managers:

The Alger American Fund

30 Montgomery Street

Jersey City, NJ 07302

Tel (800) 992-3863

Credit Suisse Asset Management, LLC

P.O. Box 9030

Boston, MA 02205-9030

Tel (800) 222-8977

The Dreyfus Family of Funds

149 Glenn Curtiss Boulevard

Uniondale, NY 11556-0144

Tel (800) 554-4611

INVESCO Funds Group, Inc. 7800 East Union Avenue Denver, CO 80217 Zurich Scudder Investments, Inc. 222 South Riverside Plaza Chicago, IL 60606 Tel (800) 778-1482
RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. SPVL-2 (2/28/02) 15635
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801